AEGON/TRANSAMERICA SERIES FUND, INC. (“ATSF”)

Federated Growth & Income

Supplement dated January 9, 2004 to Prospectus dated May 1, 2003, as previously supplemented

Please retain this supplement for reference.

        As part of an internal reorganization, Federated Investment Counseling (“Federated”), sub-adviser to Federated Growth & Income (the “Fund”), is transferring its portion of advisory services to a new entity, Federated Equity Management Company of Pennsylvania (“FEMCOP”), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective January 1, 2004, Federated transferred to FEMCOP all of its rights and responsibilities under the Fund’s current Sub-Advisory Agreement dated January 1, 1997, as amended, and FEMCOP assumed all such rights and responsibilities of the Fund’s sub-adviser, subject to the terms of the Sub-Advisory Agreement. Both Federated and FEMCOP are wholly owned indirect subsidiaries of Federated Investors, Inc. This internal transaction will not result in any changes in the advisory fees or sub-advisory fees relating to the Fund, and will not affect the way the Fund is managed.

        Also as part of the internal reorganization, certain trading, research and administrative functions for the Fund will be transferred to Federated Advisory Services Company (“FASC”), also located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. FASC will then provide those functions to FEMCOP. The Services Agreement is between FEMCOP and FASC and will not affect either the services or the fees of FEMCOP relating to the Fund.